Exhibit 10.1

OMEROS CORPORATION

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Agreement”) dated as of May 9, 2013, is between Omeros Corporation, a Washington corporation (the “Company”), and the purchaser identified on the signature page hereto (the “Purchaser”).

WHEREAS, the Purchaser desires to subscribe for, and the Company desires to issue, shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), to the Purchaser subject to the terms and conditions of this Agreement and pursuant to an effective registration statement on Form S-3 (File No. 333-169856) filed with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, which registration statement contains the base prospectus, including all documents incorporated or deemed incorporated therein by reference, to the extent such information has not been superseded or modified, and has been supplemented by the prospectus supplement of even date herewith, including the documents incorporated by reference therein;

NOW, THEREFORE, upon the execution and delivery of this Agreement and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree as follows:

1. Subscription. The Purchaser, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase the number of shares of Common Stock at the per share purchase price and aggregate purchase price (the “Subscription Amount”) as set forth on the signature page hereto (the “Shares”), and the Company, intending to be legally bound, hereby agrees to issue and sell the Shares to the Purchaser.

2. Purchase and Sale of Shares. The Company agrees to issue and sell to the Purchaser, and the Purchaser agrees to purchase, the Shares on the third day following the date hereof on which The NASDAQ Global Market is open for trading, or such other time not later than 10 business days after such date as shall be agreed upon by the Company and the Purchaser (the “Closing”). On the date of the Closing, the Company shall deliver instructions to the Company’s transfer agent to issue and deliver the Shares via the Depository Trust Company Deposit and Withdrawal at Custodian (“DWAC”) system, registered in the name of the Purchaser, against delivery of the Subscription Amount, which shall be paid by the Purchaser at the Closing by wire transfer of immediately available funds to an account designated by the Company.

3. DTC Matters. Prior to the Closing, the Purchaser shall direct the broker-dealer at which the account or accounts to be credited with the Shares being purchased by such Purchaser are maintained, which broker/dealer shall be a DTC participant, to set up a DWAC instructing the Company’s transfer agent, to credit such account or accounts with the Shares by means of an electronic book-entry delivery. Simultaneously with the delivery to the Company by the Purchaser of the Subscription Amount at Closing, the Company shall direct its transfer agent to credit the Purchaser’s account or accounts with the Shares pursuant to the information contained in the DWAC (as specified by such Purchaser on the Investor Questionnaire annexed hereto as Exhibit A ).

4. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to its conflicts of laws principles.

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its authorized signatory as of the date first indicated above.

PURCHASER:

By:

Name:

Title:

Email:

Purchase Price per Share: $4.14 Subscription Amount: $ No. of Shares:

OMEROS CORPORATION

Agreed and Accepted this 9th day of May, 2013:

By:

Name:

Title:

Subscription Amount Accepted: $ No. of Shares Accepted:

Address for Notice:

201 Elliott Avenue West

Seattle, WA 98119

Telephone: (206) 676-5000

Facsimile: (206) 676-5005

Attention: Chief Executive Officer

With a Copy to (which shall not constitute notice):

Covington & Burling LLP

1201 Pennsylvania Avenue, NW

Washington, DC 20004-2401

Telephone: (202) 662-5297

Facsimile: (202) 778-5297

Attention: Kerry Shannon Burke, Esq.

EXHIBIT A

INVESTOR QUESTIONNAIRE

1.	Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained):

2.	DTC Participant Number:

3.	Name and Phone Number of Contact at DTC Participant

4.	Account Number at DTC Participant being credited with the Shares: